Retirement Benefits Plans Retirement Benefits Plans - Estimated Future Pretax Amounts Recognized From AOCI to Net Periodic Benefit Cost (Details 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
United States pension liabilities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans
Actuarial loss	$ 176
Prior service cost (credit)	0
Total	176
Non-United States pension liabilities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans
Actuarial loss	27
Prior service cost (credit)	1
Total	28
Other postretirement liabilities [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans
Actuarial loss	15
Prior service cost (credit)	(2)
Total	$ 13